Annual Report to Shareholders



                        SAND HILL PORTFOLIO MANAGER FUND




                                  A Series of
                             The World Funds, Inc.
                         a "Series" Investment Comapny



                               For the Year Ended
                                August 31, 1999

Dear Shareholders:

     The Fund's total return for the fiscal year ended August 31, 1999 was 23.22%. This compares with the following relevant indices:

        S&P 500..........................    39.76%
        MSCI EAFE (international index)..    25.67%
        Salomon Treasury Bond Index......     0.07%
        U.S. Treasury Bills (cash surrogate)  4.91%

     The composition of the Fund at fiscal year-end was 58.1% domestic stocks, 14.3% international stocks, 20.9% domestic bonds and 6.7% cash. The domestic stock portfolio consisted of 31 companies from a cross-section of industries and market capitalizations, although the majority of the firms had a market capitalization well over $1 billion. Sectors represented in the Fund included technology (25.1% of the stock portfolio), healthcare (13.7%), consumer staples (13.4%), financials (12.9%) and consumer cyclicals (10.9%). Other sectors had smaller weightings. The largest single equity position in the Fund was EMC at 2.6% of total assets.

     The international stock allocation consisted of 8 positions. The international holdings in the Fund were comprised of American Depository Receipts (ADRs) of larger companies from a number of industries and countries. Regions represented in the Fund included the U.K. (26.4% of the international stock portfolio), Europe (20.8%), Japan (18.8%), Latin America (11.6%), Resource Countries (11.3%) and Asia ex-Japan (11.0%).

     The domestic bond allocation consisted of US Treasury bills and notes, as well as obligations of government agencies. All had maturities between one and ten years.

     In recent years, investors have shown a pronounced bias for domestic over foreign stocks, large cap over small cap companies and growth over value names. The Fund typically holds securities from each of these groups. This diversification strategy reduces volatility and risk, but it can also result in underperformance versus an index like the S&P 500. This is especially true during periods of extremely narrow market breadth, such as the current stock market environment. The Fund adjusts its allocation based on a long-term perspective of the relative attractiveness of the various asset classes and types of stocks, with the ultimate goal of maintaining

         COMPARISON OF $10,000 INVESTMENT IN SANDHILL PORTFOLIO MANAGER
              FUND VS. LIPPER GLOBAL FLEXIBLE PORTFOLIO FUND INDEX

[graph goes here]


Date     Sand Hill Portfolio    Lipper Global Flexible
         Manager Fund           Portfolio Fund Index

1/1/95     $10,000                $10,000
12/31/95   $11,160                $11,720
12/31/96   $13,344                $13,437
12/31/97   $15,729                $15,070
8/31/98    $14,670                $14,361
8/31/99    $18,077                $17,930

Past performance is not predictive of future performance.

[end graph]

       -----------------------------------------------------------------
          Average Annual Total Return for Period ended August 31, 1999

                1 Year          3 Years        Since Inception
                23.22%           15.10%            13.52%
       -----------------------------------------------------------------


--------------------------------------------------------------------------------
The Lipper Global Flexible Index is an equally-weighted performance indice, adjusted for capital gains distributions and income dividends of the largest 10 qualifying funds that allocate their investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments with a focus on total return. At least 25% of their portfolio is invested in securities traded outside of the United States.

(The  comparative  index is not adjusted to reflect  expenses  that the SEC
requires     to     be     reflected     in     the     Fund's     performance.)
--------------------------------------------------------------------------------



                        Sand Hill Portfolio Manager Fund
                        Schedule of Portfolio Investments
                                 August 31, 1999

   Number of                                                              Market
   Shares         Security Description                                     Value
   ------         --------------------                                     -----


                  Common Stock:                72.37%

                  Capital Goods:                3.65%
  5,800           Dover Corp.                                        $   224,387
  4,300           Johnson Controls Inc.                                  294,013
                                                                     -----------
                                                                         518,400
                                                                     -----------
                  Communication Services:       5.74%
  3,900           Ameritech Corp                                         246,187
  2,200           MCI Worldcom, Inc.*                                    166,650
  2,000           Vodafone Airtouch                                      401,125
                                                                      ----------
                                                                         813,962
                                                                      ----------
                  Consumer Cyclicals:           7.89%
 14,100           Leggett & Platt, Inc.                                  311,962
  7,600           Servicemaster Co.                                      125,400
 12,300           Sherwin-Williams Co.                                   299,812
  3,000           Sony ADR                                               381,938
                                                                      ----------
                                                                       1,119,112
                                                                      ----------
                  Consumer Staples:             9.71%
  5,700           Albertsons Inc.                                        273,244
  6,650           Newell Rubbermaid Co.                                  272,650
 12,500           Panamerican Beverages Inc.                             235,156
  8,200           Pepsico Inc.                                           279,825
  8,800           Whole Foods Markets*                                   316,250
                                                                      ----------
                                                                       1,377,125
                                                                      ----------
                  Energy:                       6.44%
  1,200           BP Amoco ADR                                           134,550
  2,800           Mobil Corp.                                            286,650
 12,000           Nabors Industries*                                     326,250
  2,500           Schlumberger Ltd.                                      166,875
                                                                      ----------
                                                                         914,325
                                                                      ----------
                  Financials:                   7.18%
  4,000           Radian Group                                           185,250
  3,600           HSBC Hldgs PLC ADR                                     224,100
  6,500           MBIA Inc.                                              337,188
  7,700          Regions Financial Corp.                                 271,906
                                                                      ----------
                                                                       1,018,444
                                                                      ----------
                  Healthcare:                   9.93%
  3,800           Abbott Labs                                            164,825
  5,800           Amgen Inc.*                                            482,487
  6,400           Elan Corp.                                             205,200
  1,800           Johnson & Johnson                                      184,050
  7,100           Schering-Plough Corp.                                  373,194
                                                                      ----------
                                                                       1,409,756
                                                                      ----------

                  REIT:                         2.14%
  7,400           Apartment Invst/Mgmt Co.                               303,400
                                                                      ----------

                  Technology:                  18.16%
  5,975           Cambridge Tech.*                                        81,783
  7,000           EMC Corp.*                                             420,000
  7,200           Grainger (W.W.) Inc.                                   313,650
  6,100           Intel Corp.                                            501,344
  2,100           Microsoft Corp.*                                       194,381
  5,600           Nortel Networks                                        229,950
  6,600           SAP ADR                                                217,800
  6,200           Sun Microsystems*                                      492,900
  5,000           Sungard Data Systems*                                  125,000
                                                                      ----------
                                                                       2,576,808
                                                                      ----------

                  Transportation:               0.96%
  4,100           Gatx Corp.                                             136,838
                                                                      ----------

                  Utilities:                    0.57%
  3,400           Nipsco Industries                                       80,750
                                                                      ----------

                  Total Common Stocks:
                  (Cost: $7,194,580)                                  10,268,920
                                                                      ----------

 Principal
   Amount         U.S. Government Securities:  20.93%
------------

$    100,000      U.S. Treasury Note
                  maturity date 10/31/99; 7.5%                           100,406
     500,000      U.S. Treasury Note
                  maturity date 07/31/00; 6.125%                         502,969
     600,000      U.S. Treasury Note
                  maturity date 02/28/01; 5.625%                         599,250
     300,000      U.S. Treasury Note
                  maturity date 09/30/02; 5.875%                         300,094
     200,000      U.S. Treasury Note
                  maturity date 01/31/03; 5.5%                           197,500
     200,000      U.S. Treasury Note
                  maturity date 2/15/03; 6.25%                           201,938
     300,000      U.S. Treasury Note
                  maturity date 02/15/04; 5.875%                         299,344
     200,000      U.S. Treasury Note
                  maturity date 11/15/05; 5.875%                         197,500
     380,000      Federal National Mortgage
                  maturity date 03/05/07; 6.66%                          377,288
     200,000      Federal Home Loan
                  maturity date 08/11/09; 6.8%                           193,730
                                                                      ----------
                  Total U.S. Government Securities:
                  (COST:$2,975,925)                                    2,970,019
                                                                      ----------

                  Short Term Investment:        6.52%
     925,589      Star Treasury Fund
                  (Cost: $925,589)                                       925,589
                                                                      ----------

                  Total Investments:
                  (Cost: $11,096,094)**        99.82%                $14,164,528
                  Other assets, net             0.18%                     25,538
                                             --------                -----------
                  NET ASSETS                  100.00%                $14,190,066
                                             ========                ===========

*   Non-income producing
** Cost for Federal income tax purpose is $11,096,094 and net unrealized appreciation consists of:


           Gross unrealized appreciation               $3,074,341
           Gross unrealized depreciation                  (5,907)
                                                       ----------
           Net unrealized appreciation                 $3,068,434
                                                       ==========

ADR --- Security represented is held by the custodian bank in the form of American Depository Receipts

See Notes to Financial Statements

SAND HILL PORTFOLIO MANAGER FUND
STATEMENT OF ASSETS AND LIABILITIES
August 31, 1999
--------------------------------------------------------------------------------
ASSETS
Investments at value (identified cost of $11,096,094)
     (Notes 1 & 3)                                                   $14,164,528
Receivables
  Dividends                                            $ 8,430
  Interest                                              34,848
                                                       -------
                                                                          43,278
Deferred organization costs (Note 1)                                       4,605
                                                                     -----------
   TOTAL ASSETS                                                       14,212,411
                                                                     -----------

LIABILITIES
  Investment advisory fees                                                12,100
  Accrued expenses                                                        10,245
                                                                     -----------
      TOTAL LIABILITIES                                                   22,345
                                                                     -----------
NET ASSETS                                                           $14,190,066
                                                                     ===========

NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE ($14,190,066 / 901,904 shares outstanding)          $     15.73
                                                                     ===========



At August 31, 1999, there were 50,000,000 shares of $.01 par value stock authorized and components of net assets are:

        Paid in capital                                 $11,136,043
        Undistributed net investment income                  20,820
        Accumulated net realized loss                       (35,231)
        Net unrealized appreciation of investments        3,068,434
                                                        -----------
        Net assets                                      $14,190,066
                                                        ===========

See Notes to Financial Statements

SAND HILL PORTFOLIO MANAGER FUND
STATEMENT OF OPERATIONS

Year ended August 31, 1999
--------------------------------------------------------------------------------

Investment Income
  Interest                                         $157,374
  Dividend                                          108,734
                                                   --------
    Total income                                                      $  266,108
                                                                      ----------

Expenses
  Investment advisory fees (Note 2)                 126,902
  Transfer agent fees (Note 2)                       21,565
  Legal and audit fees                               22,644
  Recordkeeping and administrative services (Note 2) 25,381
  Custodian and accounting fees                      19,865
  Shareholder servicing and reports (Note 2)         17,350
  Organization expense amoritization                  6,901
  Miscellaneous                                      20,557
                                                  ---------
    Total expenses                                                       261,165
  Custody fee credits                                                   (19,865)
                                                                      ----------
    Net expenses                                                         241,300
                                                                      ----------
  Net investment income                                                   24,808
                                                                      ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                       371,168
  Net increase in unrealized appreciation on investments               2,083,003
                                                                      ----------
  Net gain on investments                                              2,454,171
                                                                      ----------
  Net increase in net assets resulting from operations                $2,478,979
                                                                      ==========

See Notes to Financial Statements

SAND HILL PORTFOLIO MANAGER FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                              Year ended        Period ended       Year ended
                              August 31,        August 31,         December 31,
                                 1999              1998(A)             1997
                              ---------         ------------       ------------
OPERATIONS
  Net investment income       $  24,808         $  46,559          $  57,124
  Net realized gain on
    investments                 371,168           208,774            265,654
  Change in unrealized
    appreciation (depreciation
     of investments           2,083,003        (1,031,352)           984,658
   Net increase (decrease)
     in net assets
     resulting from
     operations               2,478,979          (776,019)         1,307,436

DISTRIBUTION TO
  SHAREHOLDERS FROM:
  Net investment income
  ($.07, $ -- and $.08
   per share, respectively)    (55,461)               --             (52,211)
   Capital gains ($.85, $ --
    and $.43 per share
     respectively)            (673,457)               --            (280,635)

CAPITAL SHARE TRANSACTIONS
   Net increase in net
     assets resulting from
     capital share
     transactions*           2,070,111             579,796          3,132,102
   Net increase(decrease)
     in net assets           3,820,172            (196,223)         4,106,692
   Net assets at
    beginning of period     10,369,894          10,566,117          6,459,425
NET ASSETS at the end of
   the period (including
   undistributed net
   investment income of
   $20,820, $51,473 and
   $4,913, respectively)   $14,190,066         $10,369,894        $10,566,117
                           ===========         ===========        ===========

* A summary of capital share transactions follows:

                      Year  ended          Period ended           Year ended
                    August 31, 1999      August 31,1998(A)     December 31, 1997
                --------------------   -------------------- --------------------
               Shares       Value     Shares      Value     Shares         Value
               ------       -----     ------      -----     ------         -----

Shares sold   160,793   $ 2,448,547   121,845  $1,852,309  240,636   $ 3,384,487
Shares
 reinvested
 from
 distribution  48,380       692,324      --        --       21,704       318,619
Shares
 redeemed     (70,273)   (1,070,760) (83,865)  (1,272,513) (42,017)    (571,004)
              --------  ------------ --------  ----------- --------  -----------
Net increase  138,900   $ 2,070,111   37,980   $  579,796  220,323   $ 3,132,102
              =======   ===========  =======   =========== =======   ===========

(A) The Fund has changed its year end from December 31st to August 31st. This represents the period from January 1, 1998 to August 31, 1998.

See Notes to Financial Statements

SAND HILL PORTFOLIO MANAGER FUND
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                             Year       Period
                             ended      ended         Years ended        Jan. 2,
                            August      August        December 31,      1995* to
                              31,         31,       ----------------    Dec. 31,
                             1999        1998***    1997        1996        1995
                           -------      --------    ----        ----    --------
Per Share
 Operating Performance
Net asset value,
beginning of period        $13.59      $14.57     $12.79      $11.11      $10.00
                           ------      ------     ------      ------      ------
Income from
 investment operations-
  Net investment income      0.02        0.06       0.09        0.14        0.06
  Net realized and
   unrealized gains on
   investments               3.04       (1.04)      2.20        2.02        1.10
                           ------      -------    ------      ------      ------
 Total from
 investment operations       3.06       (0.98)      2.29        2.16        1.16
                           ------      -------    ------      ------      ------
Less distributions-
  Distributions from
   net investment
   income                   (0.07)       --        (0.08)      (0.15)     (0.05)
  Distributions from
   realized gains on
   investments              (0.85)       --        (0.43)      (0.33)         --
                           -------    --------    -------     -------    -------
  Total distributions       (0.92)       0.00      (0.51)      (0.48)     (0.05)
Net asset value,
  end of period            $ 15.73     $13.59     $14.57      $12.79      $11.11
                           =======     ======     ======      ======      ======

Total Return                 23.22%    (6.73%)     17.87%      19.57%     11.60%
Ratios/Supplemental Data
  Net assets, end of
   period (000's)          $14,190    $10,370    $10,566      $6,459      $4,025
Ratio to average
  net assets - (A)
   Expenses (B)               2.05%      2.08**     2.08%       2.50%    3.03%**
   Expense ratio-net(C )      1.90%      1.86**     1.90%       2.00%    1.90%**
   Net investment income      0.19%      0.62**     0.71%       1.29%    0.52%**
Portfolio turnover rate      39.17%     30.19%     16.48%      32.97%     40.96%

*    Commencement of operations
**   Annualized
*** The Fund has changed its year end from December 31st to August 31st. This represents the period from January 1, 1998 to August 31, 1998.

(A) Management fee waivers reduced the expense ratios and increased the net investment income ratio by .64% in 1996 and 1.00% in 1995.

(B) Expense ratios have been increased to include custodian fees which were offset by custodian credits.

(C) Expense ratio - net reflects the effect of the custodian fee credits the fund received.

See Notes to Financial Statements

Sand Hill Portfolio Manager Fund
Notes to the Financial Statements
August 31, 1999
--------------------------------------------------------------------------------
NOTE  1-SIGNIFICANT  ACCOUNTING  POLICIES

     The Sand Hill Portfolio Manager Fund (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established in January 2, 1995 as a series of TWF which has allocated to the Fund 50,000,000 shares of its 500,000,000 shares of $.01 par value common stock. The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

     The investment objective of the Fund is to maximize total return by investing in equity securities, debt securities and short-term investments.

     A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price; other securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. Short-term investments (securities with a remaining maturity of sixty days or less) are valued at cost which, when combined with accrued interest, approximates market value.

     B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. Security Transactions and Income. As is common in the industry, security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

     D. Deferred Organizational Expenses. All of the expenses of TWF incurred in connection with its organization and the public offering of its shares have been assumed by the series funds of TWF. The organization expenses allocable to Sand Hill Portfolio Manager Fund are being amortized over a period of fifty-seven
(57) months.

     E. Distributions to Shareholders. Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distribution differences primarily result from different treatments of equalization and post-October capital losses.

     F. Accounting Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT  MANAGEMENT AND DISTRIBUTION  AGREEMENTS

     Pursuant to an Investment Advisory Agreement, the Advisor, Sand Hill Advisors ("SHA") provides investment services for an annual fee of 1.0% of the first $100 million of average daily net assets and .75% on average daily net assets over $100 million.

     As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its Administrative Agent,
$42,731 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky filings and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives .20% of average daily net assets.

     Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $21,565 for its services for the year ended August 31, 1999.

     Certain officers and/or directors of the Fund are also officers and/or directors of CSS and FSI.

NOTE 3-  INVESTMENTS/CUSTODY

     The cost of purchases and proceeds from sales of securities other than short-term notes for the period ended August 31, 1999, were $6,480,813 and $4,420,727, respectively.

     The custodian has provided credits against custodian charges based on credits on uninvested cash balances of the Fund in the amounts of $19,865 and $16,807 for the periods ended August 31, 1999 and August 31, 1998, respectively.

Report of Independent Certified Public Accountants

To the Shareholders and Board of Directors of World Funds, Inc.
Richmond, Virginia

     We have audited the accompanying statement of assets and liabilities of the Sand Hill Portfolio Manager Fund, a series of World Funds, Inc., including the schedule of portfolio investments as of August 31, 1999, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Sand Hill Portfolio Manager Fund as of August 31, 1999, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods referred to above, in conformity with generally accepted accounting principles.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
October 1, 1999

Investment Adviser:
   Sand Hill Advisors, Inc.
     3000 Sand Hill Road
     Building Three, Suite 150
     Menlo Park, California 94025-7111

Distributor:
   First Dominion Capital Corp.
     1500 Forest Avenue
     Suite 223
     Richmond, Virginia 23229

Independent Auditors:
   Tait, Weller and Baker
     Eight Penn Center Plaza
     Suite 800
     Philadelphia, Pennsylvania 19103

Transfer Agent:

For account information, wire purchase or redemptions, call or write to Sand Hill's Transfer Agent:

   Fund Services, Inc.
     Post Office Box 26305
     Richmond, Virginia 23260
     (800) 628-4077 Toll Free

More Information:

     For 24 hour, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Services at (800) 527-9525 Toll Free.